July 28, 2016

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated March 1, 2016

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Ramius Advisors, LLC (Ramius) as an additional subadviser to the fund, effective August 10, 2016 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among seven subadvisers – Cramer Rosenthal McGlynn, LLC (CRM), Kingsford Capital Management, LLC (Kingsford Capital), Owl Creek Asset Management, L.P. (Owl Creek), Pine River Capital Management L.P. (Pine River), Sirios Capital Management, L.P. (Sirios), Three Bridges Capital, LP (Three Bridges) and Ramius.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 24% to CRM, 23% to Sirios, 18% to Pine River, 16% to Three Bridges, 6% to Kingsford Capital, 6% to Owl Creek and 7% to Ramius.  The target percentage of the fund's assets to be allocated to Ramius, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Ramius applies a fundamental, research-driven approach to investing primarily in the securities of companies engaged in, or subject to, announced (or unannounced but otherwise anticipated) extraordinary corporate transactions.  These transactions may include, but are not limited to, mergers, acquisitions, leveraged buyouts, tender offers, hostile takeover bids, sale processes, exchange offers and recapitalizations.  Ramius evaluates an extraordinary corporate transaction based on its expectations with respect to a number of factors, including (i) the estimated probability of the transaction being consummated, (ii) the duration of time it may take for the transaction to be consummated, and (iii) the expected rate of return that can be earned upon the consummation of the transaction.  Ramius typically takes long and short positions that, based on such analysis, it believes represent the most attractive risk-adjusted opportunities to take advantage of any price differential, or "spread," between the market price of the securities purchased or sold short and the market price or value of the securities realized in connection with the anticipation, completion or termination of the extraordinary corporate transaction.  Ramius generally will focus, depending on market conditions, on announced transactions.  If Ramius considers it necessary, Ramius, either alone or as part of a group, also may initiate shareholder actions in an effort to facilitate the completion or termination of an extraordinary transaction.  Such shareholder actions may include, but are not limited to, re-orienting management's focus or initiating the sale of the company (or one or more of its divisions) to a third party.  Ramius may sell all or a portion of a portfolio holding upon, among other reasons, the completion of an extraordinary corporate transaction with respect to the company, the appreciation of the company's stock in anticipation of an extraordinary corporate transaction, or changes to Ramius' opinion of the investment thesis with respect to the company.

****

Ramius, 599 Lexington Avenue, 19th Floor, New York, New York 10022, is a registered investment adviser formed in 1997.  Ethan Johnson is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Ramius.  Mr. Johnson is a Managing Director at Ramius.  Mr. Johnson joined Ramius LLC, of which Ramius is a wholly-owned subsidiary, in 2007.  As of June 1, 2016, Ramius had approximately $979 million in assets under management.

6250STK0716